UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2006
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 8, 2006, the board of directors of OM Group, Inc. (the “Company”) approved amendments to the Company’s By-Laws. Generally, the amendments update and modernize the previously existing By-Laws of the Company, which had not been modified since their initial adoption in 1993. In addition to general updating to reflect current corporate procedures, the amendments reflect recent changes in the Delaware General Corporation Law relating to permitted electronic processes as well as rules previously adopted by the Securities and Exchange Commission and the New York Stock Exchange relating to director independence. A copy of the Amended and Restated By-Laws of the Company, marked to show the amended provisions and the prior provisions being amended, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01(c) Exhibits
Exhibit 99.1      Amended and Restated By-Laws of OM Group, Inc.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc. (Registrant)
Date: August 14, 2006	/s/ Valerie Gentile Sachs Name: Valerie Gentile Sachs Title: Vice President, General Counsel and Secretary